                                                                    Exhibit 20.3

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2002-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2002-1 Supplement, dated as of January 31, 2002, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 15, 2004 and with respect to the performance of the Trust during the month of October, 2004 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2002-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2002-1 supplement.

A. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

    1 The amount of the current monthly distribution in respect of
      Class A Monthly Principal                                                      $           0.00
                                                                                     ----------------
    2 The amount of the current monthly distribution in respect of
      Class B Monthly Principal                                                      $           0.00
                                                                                     ----------------
    3 The amount of the current monthly distribution in respect of
      Collateral Monthly Principal                                                   $           0.00
                                                                                     ----------------
    4 The amount of the current monthly distribution in respect of
      Class A Monthly Interest                                                       $           1.73
                                                                                     ----------------
    5 The amount of the current monthly distribution in respect of
      Class A Additional Interest                                                    $           0.00
                                                                                     ----------------
    6 The amount of the current monthly distribution in respect of
      Class B Monthly Interest                                                       $           2.04
                                                                                     ----------------
    7 The amount of the current monthly distribution in respect of
      Class B Additional Interest                                                    $           0.00
                                                                                     ----------------
    8 The amount of the current monthly distribution in respect of
      Collateral Minimum Monthly Interest                                            $           2.47
                                                                                     ----------------
    9 The amount of the current monthly distribution in respect of
        any accrued and unpaid Collateral Minimum Monthly Interest                   $           0.00
                                                                                     ----------------
B. Information Regarding the Performance of the Trust

    1.Collection of Principal Receivables

     (a) Available Principal Collections                                             $  77,397,938.24
                                                                                     ----------------
     (b) Class A Investor Default Amount treated as Available Principal Collection   $   1,704,573.50
                                                                                     ----------------
     (c) Class B Investor Default Amount treated as Available Principal Collection   $     116,885.04
                                                                                     ----------------
     (d) Excess Spread treated as Available Principal Collection                     $     126,625.46
                                                                                     ----------------

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
2 Principal Receivables in the Trust

  (a) The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the related Monthly Period
                                                                                    $1,705,222,924.17
                                                                                    -----------------
  (b) The amount of Principal Receivables in the Trust represented by the
      Invested Amount of Series 2002-1 as of the end of the day on the last day
      of the related Monthly Period                                                 $  421,386,004.58
                                                                                    -----------------
  (c) The amount of Principal Receivables in the Trust represented by the
      Adjusted Invested Amount of Series 2002-1 as of the end of the day on the
      last day of the related Monthly Period
                                                                                    $  421,386,004.58
                                                                                    -----------------
  (d) The amount of Principal Receivables in the Trust represented by the Class
      A Invested Amount as of the end of the day on the last day of the related
      Monthly Period                                                                $  368,712,754.01
                                                                                    -----------------
  (e) The amount of Principal Receivables in the Trust represented by the Class
      A Adjusted Invested Amount as of the end of the day on the last day of the
      related Monthly Period                                                        $  368,712,754.01
                                                                                    -----------------
  (f) The amount of Principal Receivables in the Trust represented by the Class
      B Invested Amount as of the end of the day on the last day of the related
      Monthly Period                                                                $   25,283,160.27
                                                                                    -----------------
  (g) The amount of Principal Receivables in the Trust represented by the Class
      B Adjusted Invested Amount as of the end of the day on the last day of the
      related Monthly Period                                                        $   25,283,160.27
                                                                                    -----------------
  (h) The amount of Principal Receivables in the Trust represented by the
      Collateral Invested Amount as of the end of the day on the last day of the
      related Monthly Period                                                        $   27,390,090.30
                                                                                    -----------------
  (i) The amount of Principal Receivables in the Trust represented by the
      Collateral Adjusted Invested Amount as of the end of the day on the last
      day of the related Monthly Period                                             $   27,390,090.30
                                                                                    -----------------
  (j) The Floating Allocation Percentage with respect to the related Monthly
      Period                                                                                    24.71%
                                                                                    -----------------
  (k) The Class A Floating Percentage with respect to the related Monthly Period                87.50%
                                                                                    -----------------
  (l) The Class B Floating Percentage with respect to the related Monthly Period                 6.00%
                                                                                    -----------------
  (m) The Collateral Floating Percentage with respect to the related Monthly
      Period                                                                                     6.50%
                                                                                    -----------------
  (n) The Principal Allocation Percentage with respect to the related Monthly
      Period                                                                                    24.71%
                                                                                    -----------------
  (o) The Class A Principal Percentage with respect to the related Monthly
      Period                                                                                    87.50%
                                                                                    -----------------
  (p) The Class B Principal Percentage with respect to the related Monthly
      Period                                                                                     6.00%
                                                                                    -----------------
  (q) The Collateral Principal Percentage with respect to the
      related Monthly Period                                                                     6.50%
                                                                                    -----------------

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3 Delinquent Balances

The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly
Period:

                               Aggregate           Percentage
                                Account             of Total
                                Balance           Receivables
                          --------------------    -----------
(a) 30 --  59 days:       $      22,945,176.67           1.35%
(b) 60 --  89 days:       $      14,389,810.24           0.84%
(c) 90+ days:             $      19,196,922.64           1.13%
                          --------------------     ----------
        Total:            $      56,531,909.55           3.32%
                          ====================     ==========

4 Investor Default Amount

  (a) The Investor Default Amount for the related Monthly Period                    $    1,948,084.00
                                                                                    -----------------
  (b) The Class A Investor Default Amount for the related Monthly Period            $    1,704,573.50
                                                                                    -----------------
  (c) The Class B Investor Default Amount for the related Monthly Period            $      116,885.04
                                                                                    -----------------
  (d) The Collateral Default Amount for the related Monthly Period                  $      126,625.46
                                                                                    -----------------
5 Investor Charge-Offs

  (a) The aggregate amount of Class A Investor Charge-Offs for the related
      Monthly Period                                                                $            0.00
                                                                                    -----------------
  (b) The aggregate amount of Class A Investor Charge-Offs set forth in 5(a)
      above per $1,000 of original certificate principal amount                     $            0.00
                                                                                    -----------------
  (c) The aggregate amount of Class B Investor Charge-Offs for the related
      Monthly Period                                                                $            0.00
                                                                                    -----------------
  (d) The aggregate amount of Class B Investor Charge-Offs
      set forth in 5(c) above per $1,000 of original certificate principal amount   $            0.00
                                                                                    -----------------
  (e) The aggregate amount of Collateral Charge-Offs for the related Monthly
      Period                                                                        $            0.00
                                                                                    -----------------
  (f) The aggregate amount of Collateral Charge-Offs set forth in 5(e) above per
      $1,000 of original certificate principal amount                               $            0.00
                                                                                    -----------------
  (g) The aggregate amount of Class A Investor Charge-Offs reimbursed on the
      Transfer Date immediately preceding this Distribution Date                    $            0.00
                                                                                    -----------------
  (h) The aggregate amount of Class A Investor Charge-Offs set forth in 5(g)
      above per $1,000 original certificate principal amount reimbursed on the
      Transfer Date immediately preceding this Distribution Date                    $            0.00
                                                                                    -----------------
  (i) The aggregate amount of Class B Investor Charge-Offs reimbursed on the
      Transfer Date immediately preceding this Distribution Date                    $            0.00
                                                                                    -----------------
  (j) The aggregate amount of Class B Investor Charge-Offs set forth in 5(i)
      above per $1,000 original certificate principal amount reimbursed on the
      Transfer Date immediately preceding this Distribution Date                    $            0.00
                                                                                    -----------------
  (k) The aggregate amount of Collateral Charge-Offs reimbursed on the Transfer
      Date immediately preceding this Distribution Date                             $            0.00
                                                                                    -----------------
  (l) The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per
      $1,000 original certificate principal amount reimbursed on the Transfer
      Date immediately preceding Distribution Date                                  $            0.00
                                                                                    -----------------

6 Investor Servicing Fee

  (a) The amount of the Class A Servicing Fee payable by the Trust to the
      Servicer for the related Monthly Period                                       $      309,895.84
                                                                                    -----------------
  (b) The amount of the Class B Servicing Fee payable by the Trust to the
      Servicer for the related Monthly Period                                       $       21,250.00
                                                                                    -----------------
  (c) The amount of the Collateral Servicing Fee payable by the Trust to the
      Servicer for the related Monthly Period                                       $       23,020.83
                                                                                    -----------------
  (d) The amount of Servicer Interchange payable by the Trust to the Servicer
      for the related Monthly Period                                                $      354,166.67
                                                                                    -----------------
7 Reallocations

  (a) The amount of Reallocated Collateral Principal Collections with respect to
      this Distribution Date                                                        $            0.00
                                                                                    -----------------
  (b) The amount of Reallocated Class B Principal Collections with respect to
      this Distribution Date                                                        $            0.00
                                                                                    -----------------
  (c) The Collateral Invested Amount as of the close of business on this
      Distribution Date                                                             $   27,625,000.00
                                                                                    -----------------
  (d) The Collateral Adjusted Invested Amount as of the close of business on
      this Distribution Date                                                        $   27,625,000.00
                                                                                    -----------------
  (e) The Class B Invested Amount as of the close of business on this
      Distribution Date                                                             $   25,500,000.00
                                                                                    -----------------
  (f) The Class B Adjusted Invested Amount as of the close of business on this
      Distribution Date                                                             $   25,500,000.00
                                                                                    -----------------
  (g) The Class A Invested Amount as of the close of business on this
      Distribution Date                                                             $  371,875,000.00
                                                                                    -----------------
  (h) The Class A Adjusted Invested Amount as of the close of business on this
      Distribution Date                                                             $  371,875,000.00
                                                                                    -----------------
8 Collection of Finance Charge Receivables

  (a) The aggregate amount of Collections of Finance Charge Receivables and
      Annual Membership Fees processed during the related Monthly Period which
      were allocated in respect of the Class A Certificates                         $    4,967,651.47
                                                                                    -----------------
  (b) The aggregate amount of Collections of Finance Charge Receivables and
      Annual Membership Fees processed during the related Monthly Period which
      were allocated in respect of the Class B Certificates                         $      340,638.96
                                                                                    -----------------
  (c) The aggregate amount of Collections of Finance Charge Receivables and
      Annual Membership Fees processed during the related Monthly Period which
      were allocated in respect of the Collateral Interest                          $      369,025.54
                                                                                    -----------------
9 Principal Funding Account

  (a)  The principal amount on deposit in the Principal Funding Account on the
       related Transfer Date                                                        $            0.00
                                                                                    -----------------
  (b) The Accumulation Shortfall with respect to the related Monthly Period         $            0.00
                                                                                    -----------------
  (c) The Principal Funding Investment Proceeds deposited in the Finance Charge
      Account on the related Transfer Date to be treated as Class A Available
      Funds                                                                         $            0.00
                                                                                    -----------------
  (d) The Principal Funding Investment Proceeds deposited in the Finance Charge
      Account on the related Transfer date to be treated as Class B Available
      Funds                                                                         $            0.00
                                                                                    -----------------

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
10 Reserve Account

    (a) The Reserve Draw Amount on the related Transfer Date                          $            0.00
                                                                                      -----------------
    (b) The amount of the Reserve Draw Amount deposited in the Collection Account
        on the related Transfer Date to be treated as Class A Available Funds         $            0.00
                                                                                      -----------------
    (c) The amount of the Reserve Draw Account deposited in the Collection Account
        on the related Transfer Date to be treated as Class B Available Funds         $            0.00
                                                                                      -----------------
    (d) The amount of any Reserve Account Surplus                                     $            0.00
                                                                                      -----------------
11 Available Funds

    (a) The amount of Class A Available Funds on deposit in the Collection Account
        on the related Transfer Date                                                  $      643,653.65
                                                                                      -----------------
    (b) The amount of Class B Available Funds on deposit in the Collection Account
        on the related Transfer Date                                                  $       52,041.25
                                                                                      -----------------
    (c) The amount of Collateral Available Funds on deposit in the Collection
        Account on the related Transfer Date                                          $       68,272.12
                                                                                      -----------------
    (d) Available Principal Collections on deposit in the Collection Account on
        the related Transfer Date                                                     $            0.00
                                                                                      -----------------
12 Excess Spread and Excess Finance Charge Collections

    (a) Excess Finance Charge Collection                                              $            0.00
                                                                                      -----------------
    (b) Class A Available Funds
            minus Class A Monthly Interest
            minus Class A Servicing Fee
            minus Class A Defaulted Amount                                            $    2,309,528.50
                                                                                      -----------------
        Class B Available Funds
            minus Class B Monthly Interest
            minus Class B Servicing Fee
            minus Class B Defaulted Amount                                            $      150,462.67
                                                                                      -----------------
        Collateral Available Funds                                                    $      369,025.54
                                                                                      -----------------
    (c) Excess Spread applied to the Class A Required Amount for the Monthly Period   $            0.00
                                                                                      -----------------
    (d) Excess Spread applied to the Class A Investor Charge-Offs for the related
        Monthly Period                                                                $            0.00
                                                                                      -----------------
    (e) Excess Spread applied to the Class B Required Amount for the related
        Monthly Period                                                                $            0.00
                                                                                      -----------------
    (f) Excess Spread applied to the Class B Default Amount for the related
        Monthly Period                                                                $            0.00
                                                                                      -----------------
    (g) Excess Spread applied to the Class B Invested Amount for the related
        Monthly Period                                                                $            0.00
                                                                                      -----------------
    (h) Excess Spread applied to the Collateral Minimum Monthly Interest for the related Monthly Period and for any past due Collateral Minimum Monthly
        Interest                                                                      $       68,272.12
                                                                                      -----------------
    (i) Excess Spread applied to the Collateral Servicing Fee due to the Servicer for the related Monthly Period or for any past due Collateral Servicing
        Fees                                                                          $       23,020.83
                                                                                      -----------------
    (j) Excess Spread applied to the Collateral Default Amount as Available
        Principal Collections for the related Monthly Period                          $      126,625.46
                                                                                      -----------------
    (k) Excess Spread applied to the Collateral Invested Amount for the related
        Monthly Period                                                                $            0.00
                                                                                      -----------------
    (l) Excess Spread applied to the Reserve Account for the related Monthly
        Period                                                                        $            0.00
                                                                                      -----------------

13 Finance Charge Shortfall

    (a) Finance Charge Shortfall for Series 2002-1                                  $            0.00
                                                                                    -----------------
    (b) Total Finance Charge Shortfall for all series in Group One                  $            0.00
                                                                                    -----------------
14 Base Rate

    (a) The Base Rate for the related Monthly Period                                             3.09%
                                                                                    -----------------
15 Portfolio Yield

    (a) The Portfolio Yield for the related Monthly Period                                      10.36%
                                                                                    -----------------
    (b) The Portfolio Adjusted Yield for the related Monthly Period                               N/A
                                                                                    -----------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 11th day of November, 2004

                                         NATIONAL CITY BANK,
                                         as Seller and Servicer

                                  By: /s/ Thomas A. Chandler
                                      -----------------------------------------
                                    Name: Thomas A. Chandler
                                     Title: Senior Vice President - Credit
                                            Card Finance